CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form N-4
(File No. 333-29705) of our reports, dated April 26, 1999 and January 22, 1999, respectively, on our audits of the financial statements of Western-Southern Life Assurance Company and Western-Southern Life Assurance Company Seperate Account 1, which appear in such Registration Statement. We consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Cincinnati, Ohio
April 28, 1999